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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MARCH 3, 2005
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

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                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

                    OHIO                                     13-1955943
       (State or other jurisdiction of                    (I.R.S. Employer
       incorporation or organization)                    Identification No.)

          37 WEST BROAD STREET                                  43215
             COLUMBUS, OHIO                                   (Zip Code)
       (Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 3, 2005, Lancaster Colony Corporation (the "Company") executed a Second Amendment to Credit Agreement (the "Amendment"). The Amendment extends the maturity of the Credit Agreement among the Company, the lenders party thereto, and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA, as Agent (the "Credit Agreement") until February 15, 2008 and decreases the aggregate amount that the Company may borrow to $100 million. The Company currently has no borrowings under the Credit Agreement.

      The foregoing description of the Amendment is qualified in its entirety by reference to the terms and conditions contained in the Amendment, a copy of which is filed as Exhibit 99.1 attached hereto. A copy of the Credit Agreement was previously filed as an Exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001, and the First Amendment to Credit Agreement was previously filed as an Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

      The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits:

      99.1 Second Amendment to the Credit Agreement dated as of March 3, 2005 among Lancaster Colony Corporation, the Lenders and JPMorgan Chase Bank, N.A. as Agent

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LANCASTER COLONY CORPORATION
                                                      (Registrant)

Date:  March 7, 2005                          By: /s/ JOHN L. BOYLAN
                                                  -----------------------------
                                                     John L. Boylan
                                                     Treasurer, Vice President,
                                                     Assistant Secretary and
                                                     Chief Financial Officer
                                                     (Principal Financial
                                                     and Accounting Officer)

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION                                     LOCATED AT
-------                          -----------                                     ----------
  99.1     Second Amendment to the Credit Agreement dated as of March 3, 2005 among Lancaster Colony Corporation, the Lenders and JPMorgan
           Chase Bank, N.A. as Agent.........................................    Filed herewith